UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 22, 2005
CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On September 22, 2005, Corn Products International, Inc. (the “Registrant”) issued a press release revising its full year 2005 earnings guidance. The Registrant will conduct a conference call Thursday morning, September 22, 2005 at 7:30 CT to discuss the press release. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Also on September 22, 2005, the Registrant issued a press release discussing potential Canadian duties on corn imported from the United States. A copy of the Registrant’s press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.
Item 9.01.      Financial Statements and Exhibits

Exhibit 99.1	Press Release dated September 22, 2005 disclosing revised earnings guidance for full year 2005.

Exhibit 99.2	Press Release dated September 22, 2005 discussing potential Canadian duties on corn imported from the United States.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.
Date: September 22, 2005	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer